UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a - 101)

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SHUTTLE PHARMACEUTICALS HOLDINGS INC.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SHUTTLE PHARMACEUTICALS HOLdIngS InC.

2022 Annual Meeting of Shareholders

November 21, 2022

Letter to Shareholders

Dear Shareholders,

In calendar year 2022 our company completed an underwritten initial public offering to raise $10 million for clinical development of Ropidoxuridine as a radiation sensitizer and histone deacetylase 6 inhibitor, SP-2-225, as an immune activator. After completing our IPO, we engaged TCG GreenChem, Inc. to manufacture drugs for use in our planned Phase II clinical trial and Theradex Oncology, a leading clinical research organization, to provide regulatory and clinical support.

Our leadership team has also been strengthened by the addition of Bette Jacobs, PhD, to our board of directors. Dr. Jacobs is a distinguished scholar at Georgetown University’s O’Neill Institute for National and Global Health Law and former dean of the Georgetown University School of Nursing and Health Studies. Dr. Jacobs brings academic and corporate leadership, as well as experience in community service. We have also engaged our Scientific Advisory Committee to provide guidance and help set priorities for the development of our clinical and pre-clinical pipeline.

Our intellectual property has been enhanced with approval of two additional U.S. Patents and renewal by the FDA of our “Orphan” designation of Ropidoxuridine for the treatment of glioblastoma brain tumors. Progress in reaching the final milestones for the Company’s NIH SBIR contracts performed in collaboration with Georgetown University scientists includes completion of the “Moonshot” funded prostate cancer health disparities research project entitled “Predictive biomarkers of radiation late effects.” A diagnostic device has been invented, analytical validation has been completed and we are working with collaborators to establish a CLIA accredited reference laboratory to perform clinical validation studies to seek FDA approval of the device.

As you may be aware, recent financial markets have become erratic, restricting access to the public capital markets. Therefore, we have adapted to this barrier to drug development by prioritizing use of capital to primarily focus on expediting the Phase II clinical trial of Ropidoxuridine.

In summary, I would like the thank our shareholders, leadership team and employees for their continued support of the Company. I look forward to continued progress towards additional scientific milestones in the coming year.

Sincerely,

Anatoly Dritschilo, MD

CEO and Chairman of the Board of Directors

Shuttle Pharmaceuticals Holdings, Inc.

Notice of Annual Meeting of Shareholders of Shuttle Pharmaceuticals Holdings, Inc.

DATE AND TIME	VIRTUAL MEETING	RECORD DATE
Friday, December 16, 2022 at 12:00 P.M. EST	This year’s meeting will be held online at: www.virtualshareholdermeeting.com/SHPH2022	November 1, 2022

ITEMS OF BUSINESS	BOARD VOTING RECOMMENDATION
Proposal No. 1: Elect six (6) Directors named in the attached Proxy Statement to serve until the 2023 Annual Meeting of Shareholders.	FOR each director nominee
Proposal No. 2: To ratify appointment of BF Borgers CPA, PC as the Company’s independent auditors for the fiscal year ended December 31, 2022.	FOR
Proposal No. 3: To approve (on an advisory basis) the Company’s executive compensation.	FOR
Proposal No. 4: To approve (on an advisory basis) the frequency of advisory votes on the Company’s executive compensation.	FOR
Proposal No. 5: To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.	FOR

Shareholders will also consider such other business as may properly be presented before the Annual Meeting or any adjournment thereof.

This notice, proxy statement and voting instructions are being mailed to shareholders beginning on or about November 21, 2022.

Your vote is important

Regardless of whether you plan to attend the live meeting, we encourage you to vote as soon as possible in one of the following ways:

VIA THE INTERNET	BY TELEPHONE	BY MAIL	AT THE VIRTUAL MEETING
Visit the web site listed on your proxy card	Call the telephone number on your proxy card	Sign, date, and return your proxy card in the enclosed envelope	Attend the Annual Meeting online at www.virtualshareholdermeeting.com/SHPH2022

/s/ Anatoly Dritschilo
Anatoly Dritschilo, MD
CEO & Chairman

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 16, 2022. Our Proxy Statement is available online on our website at https://shuttlepharma.com/. For further information about the Company, including copies of our audited financial statements for the periods ended December 31, 2021 and December 31, 2020, please see our IPO prospectus filed with the SEC on August 31, 2022, as well as any other SEC filings made since that date.

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Proxy Summary

About the Meeting

DATE AND TIME December 16, 2022 at 12:00 P.M. EST MEETING You can attend the annual meeting virtually via the Internet by visiting www.virtualshareholdermeeting.com/SHPH2022.		RECORD DATE November 1, 2022 STOCK EXCHANGE The common stock of Shuttle Pharmaceuticals is listed on The Nasdaq Capital Market under the symbol “SHPH.”
PROXY VOTING

Internet	Meeting	Phone	Mail
Visit the web site listed on your proxy card	Vote at the Annual Meeting online at www.virtualshareholdermeeting.com/SHPH2022	Call the telephone number on your proxy card	Sign, date and return your proxy card in the enclosed envelope

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

The Board of Directors recommends that you vote FOR the ratification of the Company’s independent auditors, BF Borgers CPA, PC (“BF Borgers”).

PROPOSAL 3: EXECUTIVE COMPENSATION

The Board of Directors recommends that you vote FOR approval of the Company’s executive compensation plan, on an advisory basis. We believe the numbers that we have prepared are fair and in the best interest of the Company’s executives and shareholders alike.

PROPOSAL 4: FREQUENCY OF EXECUTIVE COMPENSATION

The Board of Directors recommends that you vote FOR approval of the Company’s plan for the frequency of advisory votes on executive compensation, on an advisory basis. The Company believes that it would be fair and in the best interests of the Company and the shareholders that such advisory vote should be taken on a yearly basis.

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introduction to our Board of Directors

			Committee Memberships
Name and Position	Age	Other Public Board Memberships	Audit	Compensation	Nominating & Corporate Governance
ANATOLY DRITSCHILO, MD CEO & CHAIRMAN	77

MILTON BROWN, MD, PhD DIRECTOR	53

CHRISTOPHER SENANAYAKE, PhD INDEPENDENT DIRECTOR	64		M

STEVEN RICHARDS INDEPENDENT DIRECTOR	51		C	M	C

JOSHUA SCHAFER INDEPENDENT DIRECTOR	48			C	M

BETTE JACOBS, PhD INDEPENDENT DIRECTOR	71		M		M

C = Chair | M = Member

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Compensation Highlights

WHAT WE DO

Our Board of Directors has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board of Directors has adopted written charters for each of these committees. Copies of the charters are available on our website at www.shuttlepharma.com. Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

WHAT WE DO NOT DO

●	We do not allow repricing of stock options without shareholder approval.
●	We do not provide change of control payments or gross-up of related excise taxes.
●	Dividend equivalents will not be paid unless vesting and performance conditions for Restricted Stock Units (RSUs), to which such rights attach, are met.
●	We do not provide significant perquisites to our named executive officers.

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Board of Directors and Corporate Governance

Below is biographical information about each of our Directors:

Anatoly Dritschilo, M.D. Dr. Dritschilo is a co-founder of the Company and has served as Chairman of the Board and Chief Executive Officer since company formation in December 2012. Dr. Dritschilo is a radiation oncologist by training and has held multiple leadership positions in health care. At Georgetown University Medical School in Washington, D.C., he served principally as Department Chair from 1980 to 2018; Chief of Radiation Oncology at MedStar-Georgetown University Hospital from 2005 to 2016; Medical Director of Georgetown University Hospital from 1994 to 1997; and Interim Director of the NCI-funded Lombardi Comprehensive Cancer Center from 2005 to 2007. He has also served on the Boards of Directors of MedStar-Georgetown University Hospital, the National Capital Rehabilitation Hospital and the MedStar Research Institute. His experience with Pharma includes Board of Directors membership of NeoPharm, Inc, and he was a founding director of Oncomed (NeoPharm). His 200+ scientific publications and 12 issued patents have earned him election as a Fellow of the National Academy of Inventors. Dr. Dritschilo holds a BS degree in Chemical Engineering from the University of Pennsylvania, his medical degree from the College of Medicine of New Jersey and residency training from the Harvard, Joint Center for Radiation Therapy. His qualifications support his service as CEO and Chairman of the Board of Directors of Shuttle Pharmaceuticals, Inc.

Milton Brown, MD, PhD. Dr. Brown is a co-founder of the Company and has served as Chief Scientific Officer for Chemistry and as a member of the board of directors since we were formed in December 2012. Dr. Brown was a founder in 2004 of Rivanna Pharmaceuticals, a Virginia-based biopharmaceutical company engaged in the discovery and development of novel small molecule therapeutics for the treatment of neurological diseases and cancer. Since 2012, Dr. Brown has served as Director of the Drug Discovery Center at Georgetown University Medical School and since 2010, he has been the principal investigator of the NIH/NCI funded Chemical Diversity Center. He brings to Shuttle 15 years of experience in drug discovery with over 80 publications and eight issued patents, including discovery of novel HDAC inhibitors and has two drugs currently in clinical trials. He has served on government committees including the NIH Experimental Therapeutics Study Section, the NIH Drug Discovery and Molecular Pharmacology Study Section and was a scientific counselor to the U.S. Secretary of Health. Dr. Brown holds a Ph.D. in synthetic chemistry from University of Alabama, and an MD from the University of Virginia. He is uniquely qualified to direct Shuttle’s drug discovery program and serve as a director.

Chris Senanayake, PhD. Dr. Senanayake was appointed to the position of Director on the Company’s Board of Directors and a Scientific Advisor in 2020 with over +30 years of pharmaceutical industry experience. He received his PhD in Synthetic Organic Chemistry in 1987. Currently, he is the Founder and Chief Executive Officer (CEO) of TCG GreenChem Inc. and Chief Scientific Officer of TCG Lifesciences, Pvt. Ltd. From 1989-1996, he held positions of Senior Scientist at Dow Chemical, and Research Fellow at Merck & Co, Inc. From 1996 to 2002, he served as Director and Executive Director of Process Research at Sepracor, Inc. and from 2002 to 2018 as Director of Chemical Development and Vice President of Chemical Development for Boehringer Ingelheim Pharmaceuticals, Inc. In 2018 -2019, he was appointed as the CEO of Asta GreenChem, Inc in Richmond VA and Astatech (Chengdu) Biopharmaceuticals Corp. in China. He has a record of leading and delivering on high complexity APIs for manufacturing. Dr. Senanayake participated in many drugs development activities including multi-billion-dollar blockbuster drugs, Crixivan, Lunesta, Jardiance, R, R Formotorol, Desvenlafaxine, HCV arena and many other drug candidates which now improve the lives of millions of patients worldwide. He is co-author of 425 scientific publications and is co-inventor of >150 patents.

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Steven Richards, MBA, CPA. Mr. Richards was appointed to Director on the Company’s Board of Directors in 2019. He is CEO and Founder of Endurance Media, a media finance company based in Santa Monica, California, that launched in 2014 with a strategic alliance with eOne Entertainment with a mandate to produce and finance commercially driven feature films. From 2006 to 2014, Mr. Richards served as Co-President and Chief Operating Officer of Silver Pictures where he oversaw all business activities and managed a team of more than 20 people responsible for film development, production and financial information. From 2000 to 2006, he served as Chief Financial Officer at Silver Pictures and from 1995 to 2000 as Vice President, Finance, at Silver Pictures. Mr. Richards holds an MBA in Finance from UCLA, a BBA in accounting from Temple University, and holds his CPA license. We believe his experience as a chief financial officer and in accounting will assist in providing our board guidance and oversight as we grow our Company.

Joshua Schafer. Joshua Schafer was appointed to be a member of our company’s board of directors in 2019. Since 2015, he has served as Senior Vice President and Head of Corporate Strategy and Business Development for Mallinckrodt Pharmaceuticals Incorporated. From 2009 until 2015, he served as Vice President and Oncology Therapeutic Area Head at Astellas Pharmaceuticals Incorporated, where he was responsible for building the company’s global oncology franchise. From 2000 until 2009, Mr. Schafer served in positions of increasing seniority at Takeda Pharmaceuticals North America, including Manager and Senior Manager, New Product and New Business Development; Senior Product Manager, Gastrointestinal Marketing; and Director, Oncology and Renal Marketing and Commercial Development. He began working in the healthcare and pharmaceutical industry in 1998, and has served in various positions including management consulting at Accenture (formerly Anderson Consulting), G.D. Searle & Co. (later acquired by Pfizer) and Cognia Corporation. He received his Bachelor of Arts in Biology and German at the University of Notre Dame, his MS in Biotechnology from Northwestern University and his MBA from Northwestern University. We believe Mr. Schafer’s extensive experience in pharmaceutical strategy, marketing and business development will assist our board’s oversight role as we build and develop our Company.

Bette Jacobs, PhD. Dr. Jacobs was appointed to be a member of the Company’s board in October 2022. Dr. Jacobs is an experienced researcher, administrator and businesswoman currently serving as a professor in the department of health systems administration at Georgetown University and as a distinguished scholar at the O’Neill Institute for National and Global Health Law. Dr. Jacobs holds her Ph.D. from the University of Texas and is noted for her groundbreaking transdisciplinary and cross-sector work in systems design. As a voting member of the Cherokee Nation, she has lifetime involvement in equity programs and has testified before Congress. In addition to serving on several start-up boards, Dr. Jacobs founded the National Coalition of Ethnic Minority Nurse Associations funded by the NIH National Institute of General Medical Sciences. Prior to her current role at Georgetown, she served as dean at the Georgetown School of Nursing and Health Studies, vice president for Honda of America Manufacturing, associate director of applied research at UAB Civitan International Research Center, and acting dean of graduate studies and research at California State University. She has been a fellow and visiting professor at the University of Oxford and an academic guest scholar and lecturer at several acclaimed universities worldwide. Her wealth of experience in research, administration and serving on boards coupled with her unique background and perspectives makes her ideally suited to serving as a member of our Board.

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BOARD DIVERSITY matrix

We believe that our Board of Directors should consist of individuals reflecting the diversity represented by our employees, customers and the communities in which we operate. The below table provides information related to the composition of our Board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Total Number of Directors: XX	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	-	-
Part II: Demographic Background
African American or Black	-	1	-	-
Alaskan Native or Native American	1	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	3	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographics Background	-

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nominees for Director

Anatoly Dritschilo, MD Chief Executive Officer and Chairman	Age: 77 Director since: December 2012 Committees: N/A

Milton Brown, MD, PhD Chief Scientific Officer and Director	Age: 53 Director since: December 2012 Committees: N/A

Chris Senanayake, PhD Independent Director	Age: 64 Director since: January 2021 Committees: Audit Committee Member

Steven Richards Independent Director	Age: 53 Director since: December 2012 Committees: Chair of Audit Committee, Chair of Corporate Governance Committee and Compensation Committee Member

Joshua Schafer Independent Director	Age: 48 Director since: May 2019 Committees: Chair of Compensation Committee and Corporate Governance Committee Member

Bette Jacobs, PhD Independent Director	Age: 71 Director since: October 2022 Committees: Audit Committee Member and Corporate Governance Committee Member

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Director Independence

As of the date of this Annual Report, Steven Richards, Dr. Chris Senanayake, Joshua Schafer and Dr. Bette Jacobs are our independent Directors. As a Nasdaq listed company, we believe that the foregoing Directors satisfy the definition of “Independent Director” under Nasdaq Rule 5605(a)(2). In making this determination, our Board of Directors considered the relationships that each of these non-employee Directors has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence. As required under applicable NASDAQ rules, we anticipate that our independent Directors will meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent Directors and management.

Board Leadership Structure

Dr. Dritschilo holds the positions of Chief Executive Officer and Chairman of the Board of Directors of the Company. The Board of Directors believes that Dr. Dritschilo’s services as both Chief Executive Officer and Chairman of the Board is in the best interest of the Company and its shareholders. Dr. Dritschilo possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us in our business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters relating to the Company’s business. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our shareholders, employees and customers.

The Board of Directors has not designated a lead director. The independent Directors can call and plan their executive sessions collaboratively and, between meetings of the Board, communicate with management and one another directly. Under these circumstances, the Directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as Directors.

The Board has not designated a lead independent director. The independent directors can call and plan their executive sessions collaboratively and, between meetings of the Board, communicate with management and one another directly. Under these circumstances, the Directors believe designating a lead independent director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as Directors.

The Board of Directors receives regular reports from the Chief Executive Officer and members of senior management on operational, financial, legal and regulatory issues and risks. The Audit Committee of the Board of Directors additionally is charged under its charter with oversight of financial risk, including the Company’s internal controls, and it receives regular reports from management, the Company’s internal auditors and the Company’s independent auditors. Whenever a committee of the Board receives a report involving risk identification, risk management or risk mitigation, the chairman of the relevant committee reports on that discussion, as appropriate, to the full Board during the next Board meeting.

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Board Meetings and Committees

The Board of Directors held two meetings and held one action by written consent during the year ended December 31, 2021. During 2021, all directors attended 100% of the meetings of the board of directors and board committees of which the director was a member. Our Board of Directors has become substantially more active during the process of preparing to go public and becoming public, holding a total of five meetings in 2022, along with multiple committee meetings. Below is the current make-up of each our Board committees:

AUDIT	COMPENSATION	NOMINATING & CORPORATE GOVERNANCE
Steven Richards (Chair) Chris Senanayake, PhD Bette Jacobs, PhD	Joshua M. Shafer, MBA (Chair) Steve Richards	Steven Richards (Chair) Joshua Schafer Bette Jacobs, PhD

Our Board of Directors has established three committees consisting of an audit committee, a compensation committee, and a nominating and corporate governance committee. The members of each committee qualify as “independent” as defined under Nasdaq listing standards and Rule 10A-3(b)(1). Moreover, at least one member of the audit committee qualifies as an “audit committee financial expert” as the term is defined under Nasdaq listing standards and applicable rules and regulations of the SEC, based on their respective business professional experience in the financial and accounting fields.

Audit Committee. According to its charter, the Audit Committee is to consist of at least three members, each of whom shall be a non-employee director who has been determined by the Board to meet the independence requirements under Nasdaq rules, and also Rule 10A - 3(b)(1) of the SEC, subject to the exemptions provided in Rule 10A - 3(c). A copy of our Audit Committee Charter is located under the “Governance” tab on our website at www.shuttlepharma.com. At present, the Audit Committee, which consists of Steve Richards, MBA, CPA (Chair), Dr. Chris Senanayake and Dr. Bette Jacobs, assists our Board of Directors in its oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, including (a) the quality and integrity of the Company’s financial statements (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditors’ qualifications and independence and (d) the performance of the Company’s internal audit functions and independent auditors, as well as other matters which may come before it as directed by the board of directors. Further, the Audit Committee, to the extent it deems necessary or appropriate, among its several other responsibilities, is responsible for annually reviewing the qualifications, performance and independence of the independent auditors and the audit plan, fees and audit results. Our Board had previously determined Steve Richards meets the requirements of being an “audit committee financial expert,” as defined by the rules and regulations of the SEC, and, as a result, he serves as Chair of the Audit Committee.

Compensation Committee. The Compensation Committee members are Steve Richards and Joshua Schafer (Chair). The Compensation Committee aids our Board of Directors in meeting its responsibilities relating to the compensation of the Company’s executive officers and to administer all incentive compensation plans and equity-based plans of the Company, including the plans under which Company securities may be acquired by directors, executive officers, employees and consultants. A copy of our Compensation Committee Charter is located under the “Governance” tab on our website at www.shuttlepharma.com.

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Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, which consists of Joshua Schafer, Steve Richards (Chair) and Dr. Bette Jacobs, recommends to the Board of Directors individuals qualified to serve as directors and on committees of the Board of Directors to advise the Board of Directors with respect to the board of directors composition, procedures and committees to develop and recommend to the board of directors a set of corporate governance principles applicable to the Company, and to oversee the evaluation of the board of directors and Shuttle’s management. In addition, the nominating and corporate governance committee will consider diversity of background including diversity of race, ethnicity, international background, gender and age when evaluating candidates for board membership. All members of the Corporate Governance and Nominating Committee are independent Directors. A copy of our Corporate Governance and Nominating Committee Charter is located under the “Governance” tab on our website at www.shuttlepharma.com.

Audit Committee

MEMBERS	MEETINGS HELD IN 2021: TWO
Steve Richards (Chair) Chris Senanayake, PhD Bette Jacobs, PhD (joined October 2022)

KEY RESPONSIBILITIES

●	Review and discuss the financial statements for the year ended.

●	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company

●	Discuss with the Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended

●	Review written disclosures and letters from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discuss with the independent accountant the independent accountant’s independence.

COMPENSATION Committee

MEMBERS	MEETINGS HELD IN 2021: 0
Joshua M. Shafer, MBA (Chair) Steve Richards

KEY RESPONSIBILITIES

●	Make recommendations to the Board of Directors concerning the salaries and incentive compensation for our officers, including our principal executive officer, and employees and also administers our stock option plan.

NOMINATING AND CORPORATE GOVERNANCE Committee

MEMBERS	MEETINGS HELD IN 2021: 0
Steven Richards (Chair) Joshua Schafer Bette Jacobs, PhD (joined October 2022)

KEY RESPONSIBILITIES

●	Assist the Board in identifying qualified individuals to become Board members, in determining the composition of the Board and in monitoring Board effectiveness.

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Considerations in Evaluating Director Nominees

The Board of Directors is responsible for overseeing the Company’s business consistent with its fiduciary duty to the shareholders. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. There are general requirements for service on the Board that are applicable to Directors and there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Corporate Governance and Nominating Committee considers the qualifications of director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Shareholder Recommendations for Nominations to the Board of Directors

We do not currently have a procedure by which security holders may recommend nominees to the Board. Prior to the listing of our common stock on NASDAQ, as a private company with a limited shareholder base, we did not believe that it was important to provide such a procedure. However, as a publicly traded NASDAQ company with the requirement to hold annual shareholder meetings, we will consider implementing such a policy in the future.

Communications with the Board of Directors

Shareholders can communicate with the Board of Directors by emailing or calling Robert Blum at Lytham Partners, LLC, who will forward the correspondence to each addressee.

BY EMAIL shph@lythampartners.com	BY PHONE 602-889-9700

Corporate Governance Guidelines and Code of Business Conduct and Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any shareholder requesting a copy in writing from our Secretary at our executive offices in Rockville, Maryland. A copy of our code of ethics is available on our website at www.shuttlepharma.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.

Role of the Board of Directors in Risk Oversight

Members of the Board of Directors have periodic meetings with management and the Company’s independent auditors to perform risk oversight with respect to the Company’s internal control processes. The Company believes that the Board’s role in risk oversight does not materially affect the leadership structure of the Company. The Company believes that its founders, leadership team and members of the Board of Directors exemplify diversity and inclusivity with respect to race, sex and ethnic origin. The Board of Directors presently has three diverse directors, including one female director, and is now in full compliance with Nasdaq’s diversity requirements.

Director Compensation

Each of our non-employee directors are compensated in accordance with their director offer letters, with each receiving compensation on an annual basis consisting of (i) $25,000 in cash, payable in quarterly installments commencing 90 days after completion of our initial public offering and (ii) $75,000 in restricted stock units (“RSUs”) for those directors appointed in 2019 and $100,000 in RSUs for those appointed in 2021 and thereafter, with the per share value of such RSUs determined as of the grant date. Pursuant to director offer letters entered into between each director and our Company, the RSUs vest over a two-year period in one third increments, with one-third vesting immediately upon signing and then one-third vesting on each of the first and second anniversary of election. In addition, non-employee directors are also be reimbursed for out-of-pocket costs incurred in connection with attending meetings.

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Proposal 1: Election of Directors

What am I voting on and how should I vote?

You are being asked to elect six (6) Directors at the Annual Meeting. Each of the Directors elected at the Annual Meeting will commence their term at the end of the Annual Meeting and serve until the next Annual Meeting, until a successor has been elected and qualified, or until such director’s earlier resignation or removal.

We believe that each of the nominees brings a set of experience and qualifications that positions our Board well to lead the Company in the best interest of shareholders.

The Board of Directors therefore recommends you vote “FOR” each of the nominees set forth below.

Nominees

1.	Anatoly Dritschilo

2.	Steven Richards

3.	Chris Senanayake

4.	Milton Brown

5.	Joshua Schafer

6.	Bette Jacobs

Vote Required

A majority of the shares present in person or by proxy and entitled to vote at our 2022 Annual Meeting is required to approve Proposal No. 1.

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Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

What am I voting on and how should I vote?

You are being asked to ratify the appointment BF Borgers CPA, PC as the Company’s independent auditors for the fiscal year ended December 31, 2022. Although our governing documents do not require us to submit this matter to shareholders, the Rules of the Nasdaq Stock Market require that we submit this matter to a vote, and the Board also believes that asking shareholders to ratify the appointment of BF Borgers CPA, PC is consistent with best practices in corporate governance.

We believe that BF Borgers CPA, PC offers services on par with the best in their industry and is sufficiently qualified to conduct their duties as independent auditor.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of BF Borgers CPA, PC as Shuttle Pharmaceuticals’ independent registered public accounting firm for the fiscal year ending December 31, 2022.

Fees Paid to the Independent Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by BF Borgers CPA, PC for our fiscal years ended 2021 and 2020.

	2021	2020
	(In thousands)
Audit Fees [1]	$42,000	$40,000
Tax Fees [2]	$4,637	$7,300
Audit-related and Other Fees [3]	$13,500	$
Total Fees	$60,139	$47,300

1.	Audit fees consist of fees for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included in the Company’s Registration Statement on Form S-1 and the related Prospectus filed in relation to the Company’s initial public offering, which closed on September 2, 2022, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

2.	Tax fees include the preparation of federal tax returns as well as tax planning and consultation on new tax legislation, regulations, rulings, and developments.

3.	Audit-related fees consist primarily of fees for assurance and related services by the accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Vote Required

A majority of the shares present in person or by proxy and entitled to vote at our 2022 Annual Meeting is required to approve Proposal No. 2.

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Proposal 3: Advisory Vote on Executive Compensation (“Say on Pay”)

What am I voting on and how should I vote?

This proposal gives our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, in accordance with Section 14A of the Exchange Act, the compensation of our Named Executive Officers (or NEOs), as disclosed in this Proxy Statement.

The Board of Directors therefore recommends you vote “FOR” the Resolution that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation, compensation tables, and narrative discussions to be hereby APPROVED.

Approval on an advisory basis of the compensation of our named executive officers is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the 2022 Annual Meeting in order to be approved.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL 3 IS AS FOLLOWS:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in this proxy statement in the section entitled “Executive Compensation,” including the compensation tables and narrative discussions set forth therein.”

ADVISORY VOTE ONLY

This vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. However, the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements. Abstentions and broker non-votes will have no effect on the vote on this proposal.

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Proposal 4: Advisory Vote on Frequency of Executive Compensation

What am I voting on and how should I vote?

This proposal gives our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, in accordance with Section 14A of the Exchange Act, the frequency with which you will vote on the compensation of our Named Executive Officers (or NEOs), as disclosed in this Proxy Statement. Shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two or three years, or you may abstain.

Although this advisory vote is non-binding, the Board will review and consider the voting results when making future decisions regarding the frequency of advisory votes on executive compensation.

The Board of Directors therefore recommends you vote “FOR” the advisory vote on executive compensation being held once every year.

ADVISORY VOTE ONLY

This vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. However, the Company will consider the outcome of the vote when considering the frequency with which to put the compensation of the Company’s named executive officers to a shareholder vote (on an advisory basis). Abstentions and broker non-votes will have no effect on the vote on this proposal.

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Executive Compensation

Summary Compensation Table

The following table sets forth information regarding the compensation of our named executive officers for the years ended December 31, 2021 and December 31, 2020:

Name and Position	YEAR	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	Total ($)
Anatoly Dritschilo, MD, CEO	2021	18,829						18.829
	2020	35,144	-	-	-	-	-	35,144
Michael Vander Hoek, CFO, VP	2021	18,338						18,338
	2020	17,484	-	-	-	-	-	17,484
Peter Dritschilo, President and COO	2021	31,534						31,534
	2020	23,970	-	-	-	-	-	23,970

Outstanding Equity Awards at fiscal year-end

On a post-reverse split basis, as of December 31, 2021, a total of 384,167 RSUs had been granted to our executive officers, directors, employees and consultants under our 2018 Equity Incentive Plan (the “Plan”), of which 319,581 were issued upon vesting and 59,182 have vested to date yet remain unissued. It is our intent to file a registration statement on Form S-8 to register the shares granted under our 2018 Equity Incentive Plan in the near future, at which time we will issue all such vested shares to their respective holders.

Employment Arrangements with Our Named Executive Officers

Each executive officer has entered into an employment agreement with the Company. Prior to completion of our initial public offering, which was consummated on September 2, 2022, our executive officers received nominal cash compensation and initial grants of restricted stock units (“RSUs”) for their services. Following completion of our initial public offering, however, our executive officers now receive compensation on an annual basis in cash, payable in monthly installments, as well as RSUs subject to achieving certain key performance indicators, each in accordance with the terms of their employment agreements. In addition, certain of our executive officers are entitled to various target bonuses upon achievement of certain milestones. As of the year ended December 31, 2021, we had employment agreements in place with Dr. Anatoly Dritschilo, Michael Vander Hoek, Peter Dritschilo, Dr. Tyvin Rich and Dr. Mira Jung, the terms of which are set forth below.

Anatoly Dritschilo, MD. On June 28, 2019, the Company entered into an employment agreement with our Chief Executive Officer and Chairman of the Board, Anatoly Dritschilo, M.D. Under Dr. Dritschilo’s employment agreement, Dr. Dritschilo will receive base compensation of $274,000 per year. Dr. Dritschilo also received an initial restricted stock unit grant of 45,495 RSUs (22,747 on a post-reverse split basis) issuable under the Company’s 2018 Equity Incentive Plan, which RSUs vest over three years in substantially equal one-third installments on each one year anniversary of the agreement. Under his employment agreement, if Dr. Dritschilo terminates his employment for “Good Reason,” as defined in the agreement, Dr. Dritschilo will be entitled to his then applicable base salary for period of 12 months, subject to his continued compliance with certain requirements of his employment agreement.

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Michael Vander Hoek. On September 1, 2019, the Company entered into an amended employment agreement with our Chief Financial Officer and Vice President for Operations and Regulatory, Michael Vander Hoek. Under Mr. Vander Hoek’s employment agreement, he will receive base compensation of $227,000 and is entitled to a target bonus of $72,000 upon achievement of certain milestones. Mr. Vander Hoek also received an initial restricted stock unit grant of 6,096 RSUs (on a post-reverse split basis) issuable under the Company’s 2018 Equity Incentive Plan, which RSUs vest over three years in substantially equal installments on each one year anniversary of the agreement. Under Mr. Vander Hoek’s employment agreement, if he terminates his employment for “Good Reason,” as defined in the agreement, he will be entitled to his then applicable base salary for period of 12 months, subject to his continued compliance with certain requirements of his employment agreement.

Peter Dritschilo. On May 30, 2019, the Company entered into an employment agreement with our President and Chief Operating Officer, Peter Dritschilo. Under Mr. Dritschilo’s employment agreement, Mr. Dritschilo will receive base compensation of $236,000 and is entitled to a target bonus of $72,000 upon achievement of certain milestones. Mr. Dritschilo also received an initial restricted stock unit grant of 20,760 RSUs (10,380 on a post-reverse split basis) issuable under the Company’s 2018 Equity Incentive Plan, which RSUs vest over three years in substantially equal installments on each one year anniversary of the agreement. Under Mr. Dritschilo’s employment agreement, if Mr. Dritschilo terminates his employment for “Good Reason,” as defined in the agreement, he will be entitled to his then applicable base salary for period of 12 months, subject to his continued compliance with certain requirements of his employment agreement.

Tyvin Rich, MD. On May 31, 2019, the Company entered into an employment agreement with our Chief Clinical Officer, Tyvin Rich, M.D. Under Dr. Rich’s employment agreement, Dr. Rich receives base compensation of $218,000 per year and is entitled to a target bonus of $43,000 upon achievement of certain milestones. Dr. Rich also received an initial restricted stock unit grant of 3,843 RSUs (on a post-reverse split basis) issuable under the Company’s 2018 Equity Incentive Plan, which RSUs vest over three years in substantially equal installments on each one year anniversary of the agreement. Under Dr. Rich’s employment agreement, if Dr. Rich terminates his employment for “Good Reason,” as defined in the agreement, he is entitled to his then applicable base salary for period of 12 months, subject to his continued compliance with certain provisions of his employment agreement.

Mira Jung, Ph.D. On May 30, 2019, the Company entered into an employment agreement with our Chief Scientific Officer for Biology, Mira Jung, Ph.D. Under Dr. Jung’s employment agreement, Dr. Jung receives base compensation of $46,800 and is entitled to a target bonus of $14,200 upon achievement of certain milestones. Dr. Jung also received an initial restricted stock unit grant of 892 RSUs (on a post-reverse split basis) issuable under the Company’s 2018 Equity Incentive Plan, which RSUs vest over three years in substantially equal installments on each one year anniversary of the agreement. Under Dr. Jung’s employment agreement, if Dr. Jung terminates her employment for “Good Reason,” as defined in the agreement, Dr. Jung is then entitled to her then applicable base salary for period of 12 months, subject to her continued compliance with certain requirements of her employment agreement.

Equity Compensation Plan Information

2018 Equity incentive Plan

The Company has one equity incentive plan which has been approved by the Company’s shareholders: the 2018 Equity Incentive Plan, as amended (the “2018 Plan”). The 2018 Plan provides for equity incentives to be granted to the Company’s employees, executive officers and directors, and to key advisers and consultants. Equity incentive grants may be made in the form of stock options with an exercise price of not less than the fair market value of the underlying shares as determined pursuant to the 2018 Plan, restricted stock awards, other stock-based awards, or any combination of the foregoing. The 2018 Plan is administered by the Company’s Compensation Committee. A total of 3,000,000 shares of the Company’s Class A common stock have been authorized for issuance. As of November 21, 2022, a total of 414,350 shares have been granted under the 2018 Plan.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of November 21, 2022, the beneficial ownership of our common stock by each director and executive officer, by each person known by us to beneficially own 5% or more of our common stock and by directors and executive officers as a group.

Unless otherwise stated, the address of the persons set forth in the table is c/o Shuttle Pharmaceuticals Holdings, Inc., One Research Court, Suite 450, Rockville, Maryland 20850.

	Shares beneficially owned
Name of Beneficial Owner	Shares	Percentage (1)	**
Directors and Named Executive Officers
Anatoly Dritschilo, M.D. (2)	4,297,979	31.8%
Peter Dritschilo (5)	10,380	-
Milton Brown, M.D., Ph.D. (3)	1,073,826	7.9%
Mira Jung, Ph.D.(4)	1,071,716	7.9%
Michael Vander Hoek(5)	6,095	-
Tyvin A. Rich, M.D.(5)	3,843	-
Steve Richards(6)	2,702	-
Joshua Schafer(6)	2,702	-
Chris Senanayake, Ph.D.(6)	3,843	-
Bette Jacobs(6)(7)	35,587	-
All directors and executive officers as a group (10 Persons)	6,508,673	48.1%

5% Shareholders:
Amir F. Heshmatpour (8)	1,569,581	11.6%

-	Denotes the holder owns less than one (1) percent of the outstanding common stock.
±	The persons named above have full voting and investment power with respect to the shares indicated. Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security.
(2)	Consists of 1,070,824 shares of common stock held of record by Dr. Anatoly Dritschilo, 22,748 restricted stock units which have been granted to Dr. Dritschilo, all of which have fully vested but none of which has yet been issued, and 3,204,407 shares of common stock held of record by Joy Dritschilo, his spouse.
(3)	Consists of 1,070,824 shares of our common stock held by Dr. Milton Brown and 2,702 restricted stock units which have been granted to Dr. Brown, all of which have fully vested but none of which have been issued.
(4)	Consists of 1,070,824 shares of our common stock held by Dr. Mira Jung and 892 restricted stock units which have been granted to Dr. Jung, all of which have vested and none of which has been issued to date.
(5)	Consists of a grant of restricted stock units, which is fully vested but which has not yet been issued.
(6)	Each of our directors have been granted restricted stock units (“RSUs”) pursuant to their letter agreements with the Company, all of which have fully vested as of the date of this prospectus, aside from the RSUs held by Dr. Senanayake, of which two-thirds have fully vested and one-third remains subject to vesting on 12/02/2022.
(7)	Consists of 35,587 RSUs, of which one-third has vested and two-thirds remain subject to vesting.
(8)	Includes (i) 1,119,581 shares of our common stock held of record by AFH Holding & Advisory, LLC, of which Mr. Heshmatpour is the sole member and over which he has sole voting and investment control; (ii) 300,000 shares of our common stock held of record by KIG LLC of which Mr. Heshmatpour’s spouse, Kathy Heshmatpour, exercises sole voting and investment control; and (iii) 150,000 shares held by Angelina Heshmatpour, the minor daughter of Mr. Heshmatpour.

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Related Party Transactions

Loan Agreements

●	On December 1, 2020, the Company consolidated certain loans, originally dated January 2018 and April 2018, entered into with Joy Dritschilo, the wife of our Chief Executive Officer, into a single loan between Mrs. Dritschilo and the Company (the “2018 Consolidated Loan”) such that, with accrued interest, the 2018 Consolidated Loan had a principal balance of $426,243, bears interest at a rate of 7.5% per annum, and has a maturity date of December 31, 2021. The 2018 Consolidated Loan was extended until June 30, 2022, pursuant to an amendment to the 2018 Consolidated Loan agreement dated January 24, 2022. On July 29, 2022, the Company and Mrs. Dritschilo entered into an amendment to the 2018 Consolidated Loan, pursuant to which repayment was extended through June 30, 2023.

●	On December 1, 2020, the Company consolidated certain loans, originally dated May 2018 and September 2019, with our Chief Executive Officer (the “2019 Consolidated Loan”), such that, with accrued interest, the 2019 Consolidated Loan had a principal balance of $139,229, bears interest at the rate of 7.5% per annum, and has a maturity date of December 31, 2021. The 2019 Consolidated Loan was extended until June 30, 2022, pursuant to an amendment to the 2019 Consolidated Loan agreement dated January 24, 2022. On July 29, 2022, the Company and our Chief Executive Officer entered into an amendment to the 2019 Consolidated Loan, pursuant to which repayment was extended through June 30, 2023.

●	On June 21, 2021, the Company entered into an additional loan agreement with Mrs. Dritschilo in the amount of $120,000 (principal), bearing interest at the rate of 7.5% per annum, with a single balloon payment due at maturity on June 21, 2022 (the “June 2021 Loan Agreement”). On July 29, 2022, the Company and Mrs. Dritschilo entered into an amendment to the June 2021 Loan Agreement, pursuant to which repayment was extended through June 30, 2023.

Sales, purchases, and payments

●	On September 22, 2021, Mrs. Dritschilo, who is one of our major shareholders, transferred 210,000 shares (105,000 shares post-split) of common stock of the Company in a private transaction to Steven Bayern, who had also been engaged by the Company to perform certain consulting services for the Company. Such shares, which represent approximately three percent of her total share ownership, were sold at par value pursuant to an exemption from registration under Section 4 (a)(7) of the Securities Act. As a result of the transfer, the Company recognized $420,000 in non-cash stock compensation in legal and professional fees.

●	On August 1, 2022, in conjunction with our private placement of $125,000 of units consisting of 10% notes and warrants to purchase common stock, which were sold to three accredited investors in total, Mrs. Dritschilo purchased a $50,000 note and received warrants to purchase 20,000 shares of common stock at $2.50 per share. The notes and warrants were sold pursuant to an exemption from registration pursuant to Rule 506(b) of Regulation D of the Securities Act.

Related Party Transaction Policy

Unless described above, during the last two fiscal years, there were no transactions or series of similar transactions to which we were a party or will be a party, in which:

●	the amounts involved exceed or will exceed $120,000; and
●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing had, or will have, a direct or indirect material interest.

All related party transactions are subject to the review, approval, or ratification of our board of directors or an appropriate committee thereof.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act requires our executive officers and Directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. As we were not a publicly reporting company until our registration statement for our initial public offering was declared effective on August 29, 2022, our officers and directors were not yet subject to the reporting requirements under Section 16(a) of the Exchange Act during the year ended December 31, 2021.

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Questions and Answers About the Meeting

Why am I receiving these materials?

You are receiving these materials because you were a shareholder of Shuttle Pharmaceuticals Holdings, Inc. (the “Company”) as of November 1, 2022 (the “Record Date”), which is the record date of our 2022 Annual Meeting of Shareholders, which will be held virtually on Thursday, December 16, 2022 at www.virtualshareholdermeeting.com/SHPH2022.

What proposals will be voted on at the Annual Meeting and how does the Board of Directors recommend that i vote?

PROPOSAL 1: ELECTION OF DIRECTORS
The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM
The Board of Directors recommends that you vote FOR the ratification of the Company’s independent auditors, BF Borgers CPA, PC (“BF Borgers”).

PROPOSAL 3: EXECUTIVE COMPENSATION
The Board of Directors recommends that you vote FOR approval of the Company’s executive compensation plan, on an advisory basis. We believe the numbers that we have prepared are fair and in the best interest of the Company’s executives and shareholders alike.

PROPOSAL 4: FREQUENCY OF EXECUTIVE COMPENSATION
The Board of Directors recommends that you vote FOR approval of the Company’s plan to vote once every year, on an advisory basis, on the Company’s executive compensation. We believe such plan is fair and in the best interests of the Company and its shareholders.

Who is entitled to vote at the Annual Meeting?

You can vote your shares of common stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 13,527,580 shares of common stock are entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on all matters presented at the Annual Meeting.

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What do I need to do to attend the VIRTUAL Meeting?

To attend the meeting online, you will need to log into our 2022 Annual Meeting approximately 10 - 15 minutes before the start of the meeting, which commences at 12 P.M. EST on December 16, 2022, at www.virtualshareholdermeeting.com/SHPH2022. You may attend as a shareholder, which will entitle you to vote and ask questions, or you may attend as a guest.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholders of Record (shares registered in your name):

You hold your shares directly and may vote your shares in accordance with the instructions on your proxy card.

Beneficial Owners (shares registered in the name of your broker, bank or other nominee):

You hold your shares through a brokerage firm and will have to provide instructions to your broker to vote your shares for you.

How do I vote and what are the voting deadlines?

Shareholders of Record (shares registered in your name):

VIA THE INTERNET	VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode available on your proxy card. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. EST on December 15, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1 - 800 - 690 - 6903 - Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. EST on December 15, 2022. Have your proxy card in hand when you call and then follow the instructions.
BY TELEPHONE

VOTE BY MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
BY MAIL

Attend the virtual meeting by going to www.virtualshareholdermeeting.com/SHPH2022 and logging in using the information contained on your proxy card.
AT THE VIRTUAL MEETING

In order for your vote to count, you must vote by December 15, 2022 at 11:59 P.M. EST. After that, the only way to cast your vote will be by attending the meeting on December 16, 2022 at 12 pm EST.
DEADLINE

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Can I change my vote or revoke my proxy?

Shareholders of Record (shares registered in your name):

Yes. You can revoke your proxy vote at any time before it is exercised at the Annual Meeting in any of these three ways:

●	by submitting written notice revoking your proxy card to the Secretary of the Company;
●	by submitting another proxy via the Internet or by mail that is dated after your original proxy vote and, if by mail, it is properly signed; or
●	by attending the Annual Meeting and voting at that time.

Beneficial Owners (shares registered in the name of your broker, bank or other nominee):

If your shares of Shuttle Pharmaceuticals common stock are held by a broker, bank, or other nominee (in “street name”), you will receive instructions from them on how to vote your shares. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion on “routine” matters to be acted upon at the annual meeting. However, your shares will not be voted on any “non-routine” matters. An absence of voting instructions on any “non-routine” matters will result in a “broker non-vote.”

The only “routine” matter to be acted upon at the annual meeting is:

●	Proposal 2: Ratification of the appointment of BF Borgers CPA, PC as the Company’s independent auditor for fiscal year ending December 31, 2022.

All other matters to be acted upon at the annual meeting are “non-routine” matters. As such, if you hold all or any portion of your shares in street name and you do not give your broker or bank specific instructions on how to vote your shares, your shares will not be voted on the following “non-routine” matters:

●	Proposal 1: Election of the five Directors named in this proxy statement.
●	Proposal 3: Approval (on an advisory basis) of the Company’s executive compensation.
●	Proposal 4: Approval (on an advisory basis) on the frequency with which shareholders will consider the compensation of the Company’s executive officers.

What is the effect of giving a proxy?

Whichever method you use to transmit your voting instructions, your shares of Shuttle Pharmaceuticals common Stock will be voted as you direct. If you designate the proxy named on the proxy card to vote on your behalf, but do not specify how to vote your shares, they will be voted as follows:

●	Proposal 1: FOR ALL NOMINEES for the election of Directors.
●	Proposal 2: FOR the ratification of the appointment of BF Borgers CPA, PC as the Company’s independent auditor for the fiscal year ending December 31, 2022.
●	Proposal 3: FOR the approval (on an advisory basis) of the Company’s executive compensation.
●	Proposal 4: FOR the approval (on an advisory basis) of the frequency with which the Company will seek advisory approval of the Company’s executive compensation.
●	FOR any other matters that may arise at the Annual Meeting, such matters will be voted in accordance with the judgment of the persons voting the proxy on any other matter properly brought before the meeting.

If you vote in advance using one of the methods described above, then you may still attend and vote at the meeting. Please see Revoking a Proxy below for additional details.

If you vote your proxy, your vote must be received by 11:59 P.M. U.S. EST on December 15, 2022 in order for your vote to be counted.

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What are the effects of abstentions and broker non-votes?

Abstentions and broker-non-votes will be counted for purposes of determining the presence of quorum but will have no effect on the outcome of the votes for the matters set forth in the proxy statement.

An abstention represents the action by a shareholder to refrain from voting “for” or “against” a proposal. “Broker non-votes” represent votes that could have been cast on a particular matter by a broker, as a shareholder of record, but that were not cast because the broker (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter.

What is a quorum?

Under our amended and restated bylaws, as adopted on February 7, 2022, a quorum at all meetings of our shareholders requires a majority of the holders of shares of capital stock issued and outstanding entitled to vote, represented in person or by proxy.

How many votes are needed for approval of each proposal?

Proposal 1 and Proposal 2 require the approval of a simple majority of shareholders voting. Since proposals 3 and 4 are advisory votes, there is technically no minimum vote requirement for those proposals.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

We do. In addition to sending you these materials and posting them on the internet, some of our employees may contact you by telephone, by mail, by fax, by email or in person. None of these employees will receive any extra compensation for doing this. We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to shareholders.

What does it mean if I received more than one Notice?

This may be in error or otherwise reflect that you hold shares in different names. In addition, we may send reminders to ensure that shareholders vote their shares.

Is my vote confidential?

Yes.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

You may contact us at Investor Relations, Lytham Partners, LLC, Robert Blum via Phone at 602-889-9700 or E-mail at shph@lythampartners.com.

How can I find out the results of the voting at the Annual Meeting?

We will be filing with the SEC a Current Report on Form 8 - K reporting the results of the Annual Meeting. This Current Report should be filed within four business days of the Annual Meeting.

What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as Directors?

June 19, 2023

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Other Matters

Shareholders’ proposals for the 2023 annual meeting

A shareholder of record may present a proposal for action at the 2023 Annual Meeting provided that we receive the proposal at our executive office no later than June 19, 2023. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in our proxy materials for a meeting of security holders. At the 2023 Annual Meeting, management proxies will have discretionary authority, under Rule 14a - 4 of the Securities Exchange Act of 1934, to vote on shareholder proposals that are not submitted for inclusion in our proxy statement unless received by us before June 19, 2023.

Fiscal Year 2021 Annual Report and SEC Filings

We file annual and quarterly reports, proxy statements and other information with the SEC. Shareholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1 - 800 - SEC - 0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov.

Company Website

The Company’s SEC filings, including the registration statement registering our initial public offering, effective August 29, 2022, and our Quarterly Report on Form 10-Q for the nine months ended September 30, 2022, are available on our website at www.shuttlepharma.com.

SHAREHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED NOVEBMER 21, 2022. SHAREHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY, WHETHER ONLINE, BY TELEPHONE OR MAIL. WE URGE YOU TO VOTE YOUR SHARES NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Anatoly Dritschilo
Name: Anatoly Dritschilo, M.D.
Title: Chief Executive Officer

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SCAN TO
VIEW MATERIALS & VOTE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Anatoly Dritschilo 02 Milton Brown 03 Chris Senanayake 04 Steven Richards 05 Joshua Schafer
06 Bette Jacobs

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2 Ratify appointment of BF Borgers CPA, PC as the Company's independent auditors for the fiscal year ended December 31, 2022.	☐	☐	☐
3 Approve, on an advisory basis, the Company's executive compensation plan.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
4 Approve, on an advisory basis, the frequency of the Company's executive compensation votes.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000584607_1 R1.0.0.3

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement is available at www.proxyvote.com

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.
Annual Meeting of Shareholders
December 16, 2022 12:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Anatoly Dritschilo and Michael Vander Hoek, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of SHUTTLE PHARMACEUTICALS HOLDINGS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 12:00 PM EST on 12/16/2022, via the internet at www.virtualshareholdermeeting.com/SHPH2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000584607_2 R1.0.0.3